SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 30, 2003

                          Berkshire Income Realty, Inc.
             (Exact Name of Registrant as Specified in its Charter)


    Maryland                            001-31659                32-0024337
(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation or organization)      File Number)         Identification No.)

One Beacon Street, Boston, Massachusetts                             02108
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (617) 523-7722

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Berkshire Income Realty, Inc. (the "Company") hereby amends it Current Report on Form 8-K dated May 30, 2003, filed with the Securities and Exchange Commission on June 16, 2003 to (i) amend Item 2 in its entirety and (ii) include Item 7 to include required financial statements, pro forma financial information and certain exhibits.

ITEM 2. ACQUISITION OF ASSETS

     On May 30, 2003 Berkshire Income Realty - OP, L.P. (the "Operating Partnership") and its wholly owned subsidiary BIR McNab Sub, L.L.C., a newly formed Delaware limited liability company, acquired all of the outstanding limited partner and general partner units of McNab KC3 Limited Partnership ("McNab"). The acquisition was a contribution of units from an affiliate of the Company's advisory company "the Advisor" in exchange for the issuance by the Operating Partnership of 5,000 common limited partner units valued at $10.00 per unit. The transaction was approved by the Audit Committee of the Company's Board of Directors on May 6, 2003.

     McNab is the fee simple owner of a 276-unit multi-family apartment community located in Pompano Beach, Florida that is referred to as Windward Lakes Apartments (`Windward"). Prior to the acquisition, the then lender on this property, which was an affiliate of the Company, engaged a third party appraisal firm to determine the value of the property for purposes of determining the total amount payable to the lender under the terms of its participating mortgage. The third party appraisal firm valued the property at $19,000,000. The Company's Audit Committee and the affiliates that owned all of the general and limited partnership units in McNab agreed to accept this appraised value as the value for the contribution by the affiliates of the McNab partnership units to the Operating Partnership. The partnership units were contributed to the Operating Partnership subject to certain debt collateralized by the units totaling approximately $4,162,000 (the "Additional Loan"). Such amount included principal, accrued and unpaid base interest and estimated participation interest due under the terms of the Additional Loan. The property also had a first mortgage lien collateralized by the real estate with a then current balance of approximately $13,398,000, plus approximately $684,000 in accrued interest rebates due to the lender. The lender on both the Additional Loan and the first mortgage for McNab was an affiliate, Krupp Governemnt Income Trust ("GIT"). Simultaneously with the closing of the McNab transaction, the Company paid off approximately $18,244,000 of the debts assumed through the transaction and all of the GIT financing was satisfied in full.

     As a result of the payoff of the GIT financing described above, the Operating Partnership, which owns approximately 31% of GIT, is expected to receive approximately $5,650,000 as a special distribution from GIT on or about July 24, 2003.


     Windward Lakes was constructed in 1992 and was 93.1% occupied at the time of acquisition.

     Financial  statements  for McNab KC3 Limited  Partnership  are presented in
Item 7.

ITEM 7.  FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION  AND EXHIBITS

At the time of filing of the Form 8-K disclosing the acquisition by the Company of all of the partnership interests as set forth in Item 2 above, the financial statements of the acquired entity were not available. The Company indicated that it would file the necessary financial information within sixty days after the initial filing date.

(a)  Financial Statements under Rule 3-05 of Regulation S-X:

          1.   Report of Independent  Accountants
          2. Balance sheets of McNab KC3 Limited Partnership at March 31, 2003 (unaudited) and at December 31, 2002 and 2001.
          3. Statements of Operations of McNab KC3 Limited Partnership for the 3 months ended March 31, 2003 (unaudited), and the years ended December 31, 2002, 2001 and 2000.
          4. Statements of Changes in Partners' Deficit for the three months ended March 31, 2003 (unaudited) and the years ended December 31, 2002, 2001 and 2000.
          5. Statements of Cash Flows for the three months ended March 31, 2003 (unaudited) and the years ended December 31, 2002, 2001 and 2000.
          6.   Notes  to  the   Financial   Statements   of  McNab  KC3  Limited
               Partnership


(b)  Pro Forma Financial Information

          1. Unaudited Pro Forma Combined Balance Sheets of the Berkshire Income Realty Predecessor Group at March 31, 2003, December 31, 2002 and 2001.
          2. Unaudited Pro Forma Combined Statements of Operations of the Berkshire Income Realty Predecessor Group for the three months ended March 31, 2003, and the years ended December 31, 2002, 2001 and 2000.
          3. Notes to the Unaudited Pro Forma Combined Financial Statements of the Berkshire Income Realty Predecessor Group.

(c)  Exhibits

     EXHIBIT NO.

     *10.1Contribution  and Sale  Agreement,  dated May 29,  2003,  among George
          Krupp, Douglas Krupp, Krupp GP, Inc., Berkshire Income Realty-OP, L.P. and McNab Sub, L.L.C.


     *Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Berkshire Income Realty, Inc.

                                                  /s/ David C. Quade
                                                  -----------------------------
Date: August 13, 2003                             Name:  David C. Quade
                                                  Title: President and Chief
                                                         Financial Officer

                         Report of Independent Auditors

To the Board of Directors and Stockholders of Berkshire Income Realty, Inc.:

In our opinion, the accompanying balance sheets and the related statements of operations, changes in partners' deficit, and cash flows present fairly, in all material respects, the financial position of McNab KC3 Limited Partnership (the "Partnership") at December 31, 2002 and December 31, 2001, and the results of operations, changes in partners' deficit and cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
August 13, 2003

                          MCNAB KC3 LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                 (in thousands)

                                                        December 31,
                                        March 31,  ----------------------
                                          2003        2002        2001
                                       ----------  ----------  ----------
                                      (unaudited)

                 ASSETS

Multi-family apartment communities,
 net of accumulated depreciation of
 $6,852, $6,710 and $6,116,
 respectively                          $    9,090  $    9,186  $    9,277
Cash and cash equivalents                      36          86         405
Cash restricted for tenant security
 deposits                                      74          74          74
Replacement reserve escrow                    127         116         216
Prepaid expenses and other assets             438         323         249
Deferred expenses, net of accumulated
 amortization of $93, $91 and $82,
 respectively                                 254         256         265
                                       ----------  ----------  ----------

       Total assets                    $   10,019  $   10,041  $   10,486
                                       ==========  ==========  ==========

            LIABILITIES AND PARTNERS' DEFICIT

Liabilities:
  Mortgage note payable - affiliate    $   13,310  $   13,334  $   13,427
  Notes payable - affiliate                 3,155       3,155       3,155
  Due to affiliates                         2,937       2,879       2,519
  Accrued expenses and other liabilities      349         248         224
  Tenant security deposits                     70          73          59
                                       ----------  ----------  ----------

       Total liabilities                   19,821      19,689      19,384

Partners' deficit                          (9,082)     (9,648)     (8,898)
                                       ----------  ----------  ----------

     Total liabilities and partners'
      deficit                          $   10,019  $   10,041  $   10,486
                                       ==========  ==========  ==========









              The accompanying notes are an integral part of these
                              financial statements.

                          MCNAB KC3 LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                                 (in thousands)

                               Three Months
                              Ended March 31,     Year Ended December 31,
                               ------------  ----------------------------------
                                   2003         2002        2001        2000
                               ------------  ----------  ----------  ----------
                               (Unaudited)

Revenue:
    Rental                     $        646  $    2,649  $    2,690  $    2,630
    Interest                              -           5          31          13
    Utility reimbursements                5          29           6           -
    Other                                39         194         185         130
                               ------------  ----------  ----------  ----------

        Total revenue                   690       2,877       2,912       2,773

Expenses:
    Operating                           141         602         572         497
    Maintenance                          49         203         298         163
    Real estate taxes                   112         443         388         382
    General and administrative           18          65          49          52
    Management fees                      20          86          93          73
    Depreciation                        142         594         628         542
    Interest                            362       1,459       1,474       1,482
    Participation interest                -         175         545           -
                               ------------  ----------  ----------  ----------

        Total expenses                  844       3,627       4,047       3,191
                               ------------  ----------  ----------  ----------

Net loss                       $       (154) $     (750) $   (1,135) $     (418)
                               ============  ==========  ==========  ==========
Allocation of net loss:
 Limited Partners              $       (152) $     (743) $   (1,123) $     (414)
                               ============  ==========  ==========  ==========

General Partners               $         (2) $       (7) $      (12) $       (4)
                               ============  ==========  ==========  ==========












              The accompanying notes are an integral part of these
                              financial statements

                          MCNAB KC3 LIMITED PARTNERSHIP
                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
                                 (in thousands)


                                             Limited     General
                                             Partners    Partners       Total
                                             ----------  ----------  ----------
Balance at December 31, 1999                 $   (7,272) $      (73) $   (7,345)

Net loss                                           (414)         (4)       (418)
                                             ----------  ----------  ----------

Balance at December 31, 2000                     (7,686)        (77)     (7,763)

Net loss                                         (1,123)        (12)     (1,135)
                                             ----------  ----------  ----------

Balance at December 31, 2001                     (8,809)        (89)     (8,898)

Net loss                                           (743)         (7)       (750)
                                             ----------  ----------  ----------

Balance at December 31, 2002                     (9,552)        (96)     (9,648)

Net loss (unaudited)                               (152)         (2)       (154)
                                             ----------  ----------  ----------

Balance at March 31, 2003 (unaudited)        $   (9,704) $      (98) $   (9,802)
                                             ==========  ==========  ==========























              The accompanying notes are an integral part of these
                              financial statements

                          MCNAB KC3 LIMITED PARTNERSHIP
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                  Three
                                  Months        Year Ended December 31,
                               Ended March   ----------------------------------
                                 31, 2003       2002        2001         2000
                               ------------  ----------  ----------  ----------
                                (unaudited)
Cash flows from operating
 activities:

  Net loss                     $       (154) $     (750) $   (1,135) $     (418)
  Adjustments to reconcile net
   loss to net cash provided
   by operating activities:
    Amortization of deferred
     financing costs                      2           9           9           9
    Depreciation                        142         594         628         542
    Increase (decrease) in cash
     attributable to changes
     in assets and liabilities:
       Tenant security deposits,
        net                              (3)         14         (22)          8
       Prepaid expenses and
        other assets                   (115)        (74)          8         (16)
       Due to affiliates                 58         360         730         190
       Accrued expenses and
        other liabilities               101          24         139          38
                               ------------  ----------  ----------  ----------

Net cash provided by (used in)
 operating activities                    31         177         357         353
                               ------------  ----------  ----------  ----------

Cash flows from investing
 activities:

  Capital improvements                  (46)       (503)       (115)       (140)
  Replacement reserve escrow            (11)        100         (45)         (7)
                               ------------  ----------  ----------  ----------

Net cash used in investing
 activities                             (57)       (403)       (160)       (147)
                               ------------  ----------  ----------  ----------

Cash flows from financing
 activities:

  Principal payments on mortgage
   note payable                         (24)        (93)        (85)        (78)
  Notes payable                           -           -           -         147
                                ------------  ---------  ----------  ----------

Net cash provided by (used in)
 financing activities                   (24)        (93)        (85)         69
                               ------------  ----------  ----------  ----------

Net increase (decrease) in cash
 and cash equivalents                   (50)       (319)        112         275

Cash and cash equivalents at
 beginning of period                     86         405         293          18
                               ------------  ----------  ----------  ----------

Cash and cash equivalents at
 end of period                 $         36  $       86  $      405  $      293
                               ============  ==========  ==========  ==========

Supplemental disclosures:
 Cash paid for interest        $        292  $    1,171  $    1,179  $    1,186
                               ============  ==========  ==========  ==========
Supplemental disclosure of
 non-cash investing activities:
  Capital improvements in
   accrued expenses and other
   liabilities                 $        139  $       56  $       90  $      113
                               ============  ==========  ==========  ==========




              The accompanying notes are an integral part of these
                              financial statements

                          MCNAB KC3 LIMITED PARTNERSHIP
                          NOTES TO FINANCIAL STATEMENTS
                                 (In Thousands)

1.   Organization and Basis of Presentation

     McNab KC3 Limited Partnership (the "Partnership") was formed on February 20, 1990, by filing a Certificate of Limited Partnership in the Commonwealth of Massachusetts. The Partnership will terminate on February 20, 2070, unless earlier terminated upon the sale of the last of the Partnership's property or the occurrence of certain other events as set forth in the Limited Partnership Agreement. The Partnership issued its general partner interest to Krupp GP, Inc. and all of its limited partner interests to George and Douglas Krupp.

     The Partnership was formed primarily to acquire land and develop the 276-unit Windward Lakes multi-family apartment complex ("Windward") on such
13.76 acres of land and, upon completion of Windward, to operate, maintain and eventually sell the property. Construction of Windward was completed in 1992.

     During 1990, George and Douglas Krupp, the limited partners and Krupp GP, Inc, the general partner obtained a $2,471 additional note (the "Additional Note") and utilized the proceeds to make a capital contribution to the Partnership. The Note was collateralized by a first lien security interest in George and Douglas Krupp's limited partnership interests in the Partnership and to all distributions of surplus cash, unrestricted cash and proceeds from a liquidation, sale or refinancing of Windward Lakes or the partnership interests to which the Borrowers are or become entitled. As a result of the nature of the provisions of the Additional Note and pursuant to the provisions of SAB Topic 5-J, such debt has been reflected or "pushed down" in the financial statements of the Partnership.

     On May 29, 2003, Krupp GP, Inc. liquidated its assets by distributing its general partner interest in the Partnership to the limited partners, George and Douglas Krupp.

     On May 30, 2003, George and Douglas Krupp transferred the general partner interest in the Partnership to BIR-OP McNab Sub, L.L.C., a newly formed Delaware limited liability company, whose sole member is Berkshire Income Realty - OP, L.P. ("BIR-OP"), and transferred their limited partner interests to BIR-OP in exchange for units of BIR-OP.

2.   Significant Accounting Policies

     Real Estate

     Real estate assets are recorded at depreciated cost. Costs related to the acquisition, development, rehabilitation and improvement of properties are capitalized. Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/bath cabinets, site improvements and various exterior building improvements. Non-recurring upgrades include kitchen/bath upgrades, new roofs, window replacements and the development of on-site fitness, business and community centers.

     Expenditures for ordinary maintenance and repairs are charged to operations as incurred. Depreciation is computed on the straight-line basis over the estimated useful lives of the assets, as follows:

       Rental property                                27.5 years
       Improvements                                   5 to 25 years
       Appliances, carpeting, and equipment           3 to 8 years

     When property is sold, their costs and related depreciation are removed from the accounts with the resulting gains or losses reflected in net income or loss for the period.





                                    Continued

                          MCNAB KC3 LIMITED PARTNERSHIP
                          NOTES TO FINANCIAL STATEMENTS
                                 (in thousands)

2.   Significant Accounting Policies (Continued)

     Pursuant to Statement of Financial Accounting Standards Opinion No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, management reviews its long-lived assets used in operations for impairment when there is an event or change in circumstances that indicates an impairment in value. An asset is considered impaired when the undiscounted future cash flows are not sufficient to recover the assets carrying value. If such impairment is present, an impairment loss is recognized based on the excess of the carrying amount of the asset over its fair value. The Partnership records impairment losses and reduces the carrying amounts of assets held for sale when the carrying amounts exceed the estimated selling proceeds less the costs to sell. No such impairment losses have been recognized to date.

     Cash and cash equivalents

     The Partnership invests its cash primarily in deposits and money market funds with commercial banks. All short-term investments with maturities of three months or less from the date of acquisition are included in cash and cash equivalents. The cash investments are recorded at cost, which approximates current market values. The Partnership has not experienced any losses to date on its invested cash.

     Cash Restricted for Tenant Security Deposits

     Restricted cash represents security deposits held by the Partnership under the terms of certain tenant lease agreements.

     Replacement Reserve Escrow

     Certain lenders require escrow accounts for capital improvements. The escrows are funded from operating cash, as needed.

     Deferred Expenses

     Fees and costs incurred to obtain long-term financing have been deferred and are being amortized over the terms of the related loans, on a method, which approximates the effective interest method.

     Partners' Profits and Losses

     Partners' profits and losses are allocated in accordance with the terms of the partnership agreement.

     Rental Revenue

     The Property is leased under terms of leases with terms of generally one year or less. Rental revenue is recognized when earned. Recoveries from tenants for utility expenses are recorded in the period the applicable costs are incurred. Other income, which consists primarily of income from damages, laundry, cable, phone, pool, fees for month to month tenants, relet fees and pet fees, is recognized when earned.

     Income Taxes

     No provision for income taxes is necessary in the financial statements since the statements are not directly subject to income tax. The tax effect of its activities accrues to the individual partners of the entity.



                                    Continued

                          MCNAB KC3 LIMITED PARTNERSHIP
                          NOTES TO FINANCIAL STATEMENTS
                                 (in thousands)

2.   Significant Accounting Policies (Continued)

     Interim Unaudited Financial Statements

     The accompanying interim balance sheet at March 31, 2003 and the related statements of operations, statements of changes in partners' deficit and cash flows for the three months ended March 31, 2003 are unaudited and in the opinion of management, include all adjustments (consisting of normal and recurring adjustments) necessary for a fair presentation of results for the interim period. The results of operations for the three month period ended March 31, 2003 are not necessarily indicative of the results to be expected for other interim periods or the full fiscal year.

     Recent Accounting Pronouncements

     In May 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections as of April 2002, which rescinds SFAS No. 4, Reporting Gains and Losses from Extinguishment of Debt, among others. As a result of the rescission of SFAS No. 4, gains or losses from extinguishment of debt are not necessarily considered extraordinary. SFAS No. 145 is effective for fiscal years beginning after May 15, 2002. The impact of adopting this statement will require the Partnership to classify any losses from extinguishment of debt into continuing operations in the accompanying statements of operations. Adoption of FAS 145 had no impact to the Partnership's financial condition, results of operations or cash flows for the periods presented.

     In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, which nullifies Emerging Issues Task Force
(EITF) Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred and that an entity's commitment to an exit plan, by itself, does not create a present obligation to others that meets the definition of a liability. This Statement also establishes that fair value is the objective for initial measurement of the liability. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The impact of adopting this statement is not expected to be material to the Partnership's financial condition, results of operations or cash flows.

     On November 25, 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others and Interpretation of FASB Statements No. 5, 57 and 107 and Rescission of FASB Interpretation No. 34. FIN 45 clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantors accounting for, and disclosure of, the issuance of certain types of guarantees. The disclosure requirements of FIN 45 are effective for the Partnership as of December 31, 2002, and require disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor's obligations under the guarantee. The recognition requirements of FIN 45 are to be applied prospectively to guarantees issued or modified after December 31, 2002. The Partnership has reviewed the provisions of FIN 45 and believes that the impact of the adoption will not be material to its financial position, results of operations or cash flows.






                                    Continued

                          MCNAB KC3 LIMITED PARTNERSHIP
                          NOTES TO FINANCIAL STATEMENTS
                                 (in thousands)

2.   Significant Accounting Policies (Continued)

     In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities. The objective of this interpretation is to provide guidance on how to identify a variable interest entity ("VIE") and determine when the assets, liabilities, noncontrolling interests, and results of operation of a VIE need to be included in a company's consolidated financial statements. A company that holds variable interests in an entity will need to consolidate the entity if the company's interest in the VIE is such that the company will absorb a majority of the VIE's expected losses and/or receive a majority of the entity's expected residual returns, if they occur. FIN 46 also requires additional disclosures by primary beneficiaries and other significant variable interest holders. The provisions of this interpretation became effective upon issuance. The impact of adopting this statement is not expected to be material to the Partnership's financial condition, results of operations or cash flows

     In April 2003, the FASB issued SFAS No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". This Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is effective for contracts entered into or modified after Partnership's consolidated financial statements.

     In May 2003, the FASB issued SFAS No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". FAS 150 was issued as "Phase I" of the FASB's ongoing initiative to establish standards for classification of financial instruments that have characteristics of liabilities, equity, or both, and thus ultimately eliminating the "mezzanine" section of the balance sheet for certain financial instruments. FAS 150 will be effective for the Partnership commencing in the third quarter of 2003. The provisions of FAS 150 are not expected to have a material impact on the Partnership's financial statements.

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, contingent assets and liabilities at the date of financial statements and revenue and expenses during the reporting period. Such estimates include the allowance for depreciation and the fair value of the accrued participating note interest. Actual results could differ from those estimates.

3.   Multifamily Apartment Communities

     The following summarizes the carrying value of the multifamily apartment community (in thousands):

                                                               December 31,
                                              March 31,  ----------------------
                                                2003        2002        2001
                                             ----------  ----------  ----------
                                             (unaudited)
   Land                                      $    3,519  $    3,519  $    3,519
   Buildings, improvements and personal
    property                                     12,423      12,377      11,874
                                             ----------  ----------  ----------
     Multi-family apartment communities          15,942      15,896      15,393
     Accumulated depreciation                    (6,852)     (6,710)     (6,116)
                                             ----------  ----------  ----------
     Multi-family apartment communities, net $    9,090  $    9,186  $    9,277
                                             ==========  ==========  ==========

     The aggregate cost of the predecesor's multi-family apartment community for federal income tax purposes was approximately $12,564 and the aggregate accumulated depreciation was approximately $6,144 as of December 31, 2002.




                                    Continued

                          MCNAB KC3 LIMITED PARTNERSHIP
                          NOTES TO FINANCIAL STATEMENTS
                                 (in thousands)

4.   Mortgage Note Payable - Affiliate and Notes Payable - Affiliate

     The Partnership has financing from Krupp Government Income Trust ("GIT"), an affiliate of the Partnership, in the form of a securitized insured first mortgage (the "First Mortgage"). The First Mortgage requires equal monthly payments of $105, consisting of principal and interest at the rate of 8.5% per annum, based on a 40-year amortization. The outstanding balance of the First Mortgage plus any accrued interest is due and payable on June 1, 2032. As of March 31, 2003 and December 31, 2002 and 2001, the outstanding balance of the First Mortgage was equal to $13,310, $13,334 and $13,427, respectively.

     Combined aggregate principal maturities of the mortgage note payable during the five years ended March 31, 2003 and thereafter are approximately as follows:

              2003                           $      101
              2004                                  110
              2005                                  120
              2006                                  131
              2007                                  142
              Thereafter                         12,706
                                             ----------
                                             $   13,310
                                             ==========

     The Partnership has a subordinated promissory note with GIT which provides GIT with certain participation interests ("Participation Interests") in 50% of the revenue stream and appreciation of Windward, payable from residual value, if any, from a sale or refinancing of Windward. The Partnership has accounted for the Participation Interests in accordance with the provisions of the AICPA's Statement of Position 97-1, Accounting by Participating Mortgage Loan Borrowers. The Partnership has estimated the fair value of the participating interest, utilizing a discounted cash flow model, to be approximately $719 at December 31, 2002 and was recorded as accrued participating interest in the accompanying balance sheet at December 31, 2002.

     As described in Note 1, an Additional Note of $2,471, collateralized by a first lien security interest in George and Douglas Krupp's limited partnership interests in the Partnership, was issued by GIT and has been reflected in the financial statements of the Partnership. The Additional Note requires semiannual installments of interest equal to $93 based on a fixed interest rate of 7.5%. The Additional Note and any accrued interest is due and payable upon the first to occur of (i) the sale or refinancing of Windward; (ii) the maturity date of the First Mortgage; or (iii) a prepayment of the First Mortgage.

     In 1997, GIT issued the Partnership an interest rebate (the "Interest Rebate") in which GIT refunded the Partnership the difference between the original interest rate on the First Mortgage of 8.75% and the modified rate of 8.5%. The Interest Rebate equal to $684 is treated as a loan and is due upon maturity of the First Mortgage or Additional Note, whichever is earlier.










                                    Continued

                          MCNAB KC3 LIMITED PARTNERSHIP
                          NOTES TO FINANCIAL STATEMENTS
                                 (in thousands)


5.   Related Party Transactions

     The Partnership pays property management fees to an affiliate for property management services equal to 3% of gross income. The Partnership also reimburses affiliates for certain expenses incurred in connection with the operation of the property, including administrative expenses and salary reimbursements.

     Amounts accrued or paid to affiliates at March 31, 2003 and December 31, 2002 and 2001 were as follows:

                                                        December 31,
                                 March 31,   ----------------------------------
                                  2003          2002        2001        2000
                               ------------  ----------  ----------  ----------
Property management fees       $         20  $       86  $       93  $       73

Expense reimbursements                    -           2           -           -

Salary reimbursements                    60         267         262         215
                               ------------  ----------  ----------  ----------
     Charged to operations     $         80  $      355  $      355  $      288
                               ============  ==========  ==========  ==========

     Expense reimbursements due to affiliates of $12, $7 and $12 are included in accrued expenses and other liabilities at March 31, 2003 and December 31, 2002 and 2001, respectively.

     Note payable-affiliate includes the Additional Note and Interest Rebate (discussed in Note 4) payable to GIT and is equal to $3,155 at March 31, 2003 and December 31, 2002 and 2001.

     Due to affiliates include development fees, accrued interest on the First Mortgage and Additional Note (discussed in Note 4), and shared service fees, equal to $2,937, $2,879 and $2,519 at March 31, 2003 and December 31, 2002 and
2001, respectively.

                   BERKSHIRE INCOME REALTY PREDECESSOR GROUP
                    PRO FORMA COMBINED FINANCIAL STATEMENTS

INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     On May 6, 2003, the audit committee of Berkshire Income Realty, Inc. (the "Company") board of directors approved the acquisition by the Operating Partnership of the interests in McNab KC3 Limited Partnership ("McNab") from affiliates of the Company. McNab is the fee simple owner of a 276-unit multi-family apartment community located in Pompano Beach, Florida that is referred to as Windward Lakes Apartments ("Windward"). The general and limited partners of McNab are affiliates of the Company, namely George and Douglas Krupp as the limited partners owning 99% and Krupp GP, Inc. is the general partner owning 1%. Krupp GP, Inc is wholly owned by George and Douglas Krupp. Control of both the Company and McNab rests with George and Douglas Krupp via their 100% ownership interest in the common stock of the Company and their 100% ownership interest in the general and limited partnership units of McNab. Therefore, the acquisition or contribution of the general limited partnership units of McNab by the Operating Partnership in exchange for the issuance by the Operating Partnership of common limited partner units is considered a transfer of net assets between entities under common control. The acquisiton was structured as a contribution of units from an affiliate of the Company in exchange for the issuance by the Operating Partnership of 5,000 common limited partner units valued at $10.00 per unit.

     Due to the affiliation of the ownership of the Company and McNab (Windward), the acquisition of the interests in McNab has been accounted for as a reorganization of entities under common control, requiring the Company to retroactively restate the combined financial statements of the Berkshire Income REalty Predecessor Group for the periods presented, which is similar to the accounting for a pooling of interests.

     The following unaudited pro forma financial statements give effect to the acquisition by the Berkshire Income Realty Predecessor Group of McNab. The Operating Partnership is the successor to the Berkshire Income Realty Predecessor Group. The unaudited pro forma balance sheets as of March 31, 2003 and December 31, 2002 and 2001 present the financial position of the Berkshire Income Realty Predecessor Group as if the acquisition of McNab, which occurred subsequent to March 31, 2003, had occurred on March 31, 2003 and December 31, 2002 and 2001, respectively. The unaudited pro forma statements of operations for the three months ended March 31, 2003 and the years ended December 31, 2002, 2001 and 2000, presents the results of operations of McNab as if the acquisition of McNab had been completed as of January 1, 2000.

     These unaudited pro forma financial statements do not represent the Berkshire Income Realty Predecessor Group financial condition or results of operations for any future date or period. Actual future results could be materially different from these pro forma results. These unaudited pro forma financial statements should be read in conjunction with the audited financial statements of the Berkshire Income Realty Predecessor Group and the related management's discussion and analysis of financial condition and results of operations included in our Form 10-K for the year ended December 31, 2002, as well as the unaudited financial statements and the related management's discussion and analysis of financial condition and results of operations included in the Quarterly Reports on Form 10-Q for the quarter ended March 31, 2003. In addition, in conjunction with these unaudited pro forma financial statements, you should read the financial statements of McNab KC3 Limited Partnership, contained elsewhere in this Form 8-K/A.

                   BERKSHIRE INCOME REALTY PREDECESSOR GROUP
                        PRO FORMA COMBINED BALANCE SHEET
                                 March 31, 2003
                            (unaudited, in thousands)


                                             Berkshire
                                              Income
                                              Realty      McNab
                                            Predecessor Acquisition
                                               Group    (Note 2(a))  Proforma
                                             ----------  ----------  ----------
                              ASSETS

Multi-family apartment communities, net      $   84,169  $    9,090  $   93,259
Cash and cash equivalents                         6,478          36       6,514
Cash restricted for tenant security deposits        777          74         851
Replacement reserve escrow                          387         127         514
Prepaid expenses and other assets                 2,408         438       2,846
Deferred expenses, net                              984         254       1,238
                                             ----------  ----------  ----------
       Total assets                          $   95,203  $   10,019  $  105,222
                                             ==========  ==========  ==========

                 LIABILITIES AND OWNERS' DEFICIT

Liabilities:
Mortgage notes payable                       $  105,475  $   13,310  $  118,785
Notes payable                                         -       3,155       3,155
Due to affiliates                                     -       2,937       2,937
Accrued expenses and other liabilities            1,206         349       1,555
Tenant security deposits                            871          70         941
                                             ----------  ----------  ----------
       Total liabilities                        107,552      19,821     127,373

Minority interest                                     -           -           -

Owners' deficit                                 (12,349)     (9,802)    (22,151)
                                             ----------  ----------  ----------

       Total liabilities and owners' deficit $   95,203      10,019     105,222
                                             ==========  ==========  ==========












                     The accompanying notes are an integral
                       part of these financial statements.

                   BERKSHIRE INCOME REALTY PREDECESSOR GROUP
                        PRO FORMA COMBINED BALANCE SHEET
                             As of December 31, 2002
                            (unaudited, in thousands)


                                             Berkshire
                                              Income
                                              Realty      McNab
                                            Predecessor Acquisition
                                               Group    (Note 2(a))  Proforma
                                             ----------  ----------  ----------

                              ASSETS

Multi-family apartment communities, net      $   85,157  $    9,186  $   94,343
Cash and cash equivalents                         4,766          86       4,852
Cash restricted for tenant security deposits        776          74         850
Replacement reserve escrow                          291         116         407
Prepaid expenses and other assets                 3,410         323       3,733
Deferred expenses, net                            1,032         256       1,288
                                             ----------  ----------  ----------
       Total assets                          $   95,432  $   10,041  $  105,473
                                             ==========  ==========  ==========

                 LIABILITIES AND OWNERS' DEFICIT

Liabilities:
  Mortgage notes payable                     $  105,828      13,334  $  119,162
  Notes payable                                       -       3,155       3,155
  Due to affiliates                                   -       2,879       2,879
  Accrued expenses and other liabilities          1,643         248       1,891
  Tenant security deposits                          839          73         912
                                             ----------  ----------  ----------
       Total liabilities                        108,310      19,689     127,999

Minority interest                                     -           -           -

Owners' deficit                                 (12,878)     (9,648)    (22,526)
                                             ----------  ----------  ----------

       Total liabilities and owners' deficit $   95,432  $   10,041  $  105,473
                                             ==========  ==========  ==========













                     The accompanying notes are an integral
                       part of these financial statements.

                   BERKSHIRE INCOME REALTY PREDECESSOR GROUP
                        PRO FORMA COMBINED BALANCE SHEET
                             As of December 31, 2001
                            (unaudited, in thousands)


                                             Berkshire
                                              Income
                                              Realty      McNab
                                            Predecessor Acquisition
                                               Group    (Note 2(a))  Proforma
                                             ----------  ----------  ----------

                              ASSETS

Multi-family apartment communities, net      $   87,648  $    9,277  $   96,925
Cash and cash equivalents                         3,990         405       4,395
Cash restricted for tenant security deposits        811          74         885
Replacement reserve escrow                            5         216         221
Prepaid expenses and other assets                 1,834         249       2,083
Due from affiliate                                1,738           -       1,738
Deferred expenses, net                              587         265         852
                                             ----------  ----------  ----------
       Total assets                          $   96,613  $   10,486  $  107,099
                                             ==========  ==========  ==========


             LIABILITIES AND OWNERS' EQUITY (DEFICIT)

Liabilities:
  Mortgage notes payable                     $   76,799  $   13,427  $   90,226
  Notes payable                                       -       3,155       3,155
  Due to affiliates                                   -       2,519       2,519
  Accrued expenses and other liabilities          1,041         224       1,265
  Tenant security deposits                          802          59         861
                                             ----------  ----------  ----------
       Total liabilities                         78,642      19,384      98,026

   Minority interest                                619           -         619

Owners' equity (deficit)                         17,352      (8,898)      8,454
                                             ----------  ----------  ----------

       Total liabilities and owners' equity
        (deficit)                            $   96,613  $   10,486  $  107,099
                                             ==========  ==========  ==========






                     The accompanying notes are an integral
                       part of these financial statements.

                   BERKSHIRE INCOME REALTY PREDECESSOR GROUP
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        Three Months Ended March 31, 2003
                            (unaudited, in thousands)


                                             Berkshire
                                              Income
                                              Realty      McNab
                                            Predecessor Acquisition
                                               Group    (Note 2(b))  Proforma
                                             ----------  ----------  ----------
Revenue:
    Rental                                   $    5,962  $      646  $    6,608
    Interest                                         32           -          32
    Utility reimbursements                          104           5         109
    Other                                           205          39         244
                                             ----------  ----------  ----------
        Total revenue                             6,303         690       6,993

Expenses:
    Operating                                     1,474         141       1,615
    Maintenance                                     429          49         478
    Real estate taxes                               452         112         564
    General and administrative                      130          18         148
    Management fees                                 412          20         432
    Depreciation                                  1,311         142       1,453
    Interest                                      1,566         362       1,928
                                             ----------  ----------  ----------
        Total expenses                            5,774         844       6,618

     Minority interest                                -           -           -
                                             ----------  ----------  ----------

Net income (loss)                            $      529  $     (154) $      375
                                             ==========  ==========  ==========






















                     The accompanying notes are an integral
                       part of these financial statements.

                   BERKSHIRE INCOME REALTY PREDECESSOR GROUP
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          Year Ended December 31, 2002
                            (unaudited, in thousands)


                                             Berkshire
                                              Income
                                              Realty      McNab
                                            Predecessor Acquisition
                                               Group    (Note 2(b))  Proforma
                                             ----------  ----------  ----------
Revenue:
    Rental                                   $   23,699  $    2,649  $   26,348
    Interest                                        370           5         375
    Utility reimbursements                          511          29         540
    Other                                           903         194       1,097
                                             ----------  ----------  ----------

        Total revenue                            25,483       2,877      28,360

Expenses:
    Operating                                     5,717         602       6,319
    Maintenance                                   1,883         203       2,086
    Real estate taxes                             1,771         443       2,214
    General and administrative                      661          65         726
    Management fees                               1,703          86       1,789
    Depreciation                                  5,284         594       5,878
    Interest                                      4,988       1,459       6,447
    Participating note interest                       -         175         175
                                             ----------  ----------  ----------
        Total expenses                           22,007       3,627      25,634

Income (loss) before minority interest            3,476        (750)      2,726

Minority interest                                (1,520)          -      (1,520)
                                             ----------  ----------  -----------

Net loss (income)                            $    1,956  $     (750) $    1,206
                                             ==========  ==========  ==========







                     The accompanying notes are an integral
                       part of these financial statements.

                   BERKSHIRE INCOME REALTY PREDECESSOR GROUP
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          Year Ended December 31, 2001
                            (unaudited, in thousands)


                                             Berkshire
                                              Income
                                              Realty      McNab
                                            Predecessor Acquisition
                                               Group    (Note 2(b))  Proforma
                                             ----------  ----------  ----------
Revenue:
    Rental                                   $   23,056  $    2,690  $   25,746
    Interest                                        533          31         564
    Utility reimbursements                          176           6         182
    Other                                         1,111         185       1,296
                                             ----------  ----------  ----------

        Total revenue                            24,876       2,912      27,788

Expenses:
    Operating                                     5,463         572       6,035
    Maintenance                                   1,944         298       2,242
    Real estate taxes                             1,679         388       2,067
    General and administrative                      657          49         706
    Management fees                               1,288          93       1,381
    Depreciation                                  4,751         628       5,379
    Interest                                      5,682       1,474       7,156
    Participating note interest                   6,591         545       7,136
                                             ----------  ----------  ----------
        Total expenses                           28,055       4,047      32,102

Loss before minority interest                    (3,179)     (1,135)     (4,314)

Minority interest                                   228           -         228
                                             ----------  ----------  ----------

Net loss                                     $   (2,951) $   (1,135) $   (4,086)
                                             ==========  ==========  ==========


















                     The accompanying notes are an integral
                       part of these financial statements.

                   BERKSHIRE INCOME REALTY PREDECESSOR GROUP
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          Year Ended December 31, 2000
                            (unaudited, in thousands)


                                             Berkshire
                                              Income
                                              Realty      McNab
                                            Predecessor Acquisition
                                               Group    (Note 2(b))  Proforma
                                             ----------  ----------  ----------

Revenue:
    Rental                                   $   21,869  $    2,630  $   24,499
    Interest                                        601          13         614
    Other                                           782         130         912
                                             ----------  ----------  ----------

        Total revenue                            23,252       2,773      26,025

Expenses:
    Operating                                     5,469         497       5,966
    Maintenance                                   1,797         163       1,960
    Real estate taxes                             1,674         382       2,056
    General and administrative                      714          52         766
    Management fees                               1,275          73       1,348
    Depreciation                                  5,011         542       5,553
    Interest                                      7,204       1,482       8,686
    Participating note interest                   1,013           -       1,013
                                             ----------  ----------  ----------
        Total expenses                           24,157       3,191      27,348

Loss before minority interest                      (905)       (418)     (1,323)

Minority interest                                   517           -         517
                                             ----------  ----------  ----------

Net loss                                     $     (388) $     (418) $     (806)
                                             ==========  ==========  ==========










                    The accompanying notes are an integral
                       Part of these financial statements.

                    BERKSHIRE INCOME REALTY PREDECESSOR GROUP
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS

     The following pro forma adjustments summarize the adjustments made to the March 31, 2003 and December 31, 2002 and 2001 Berkshire Income Realty Predecessor Group Balance Sheets:

(a) The assets and liabilities for McNab have been reflected as if the acquisition of McNab had occurred on March 31, 2003 and December 31, 2002 and 2001, respectively.

     The following pro forma adjustments summarize the adjustments made to the Statements of Operations of the Berkshire Income Realty Predecessor Group for the three months ended March 31, 2003 and the years ended December 31, 2002, 2001 and 2000:

(b) The operations of McNab have been reflected as if the acquisition of McNab had been completed as of January 1, 2000.